UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 24, 2007
Date of report (date of earliest event reported)
Digi International Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11001 Bren Road East, Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)

Telephone Number: (952) 912-3444

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 24, 2007, the Board of Directors of Digi International Inc. (the “Company”) adopted resolutions amending the Company’s By-Laws to permit shares of its capital stock to be either evidenced by a share certificate or be uncertificated (book entry), in order for the Company to implement a direct share registration system for its Common Stock, effective July 1, 2007.
     The By-Law amendments are effective as of April 24, 2007 and are attached as Exhibit 3(a) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following Exhibit is furnished herewith:
           3(a) Text of Amendments to the By-Laws of Digi International Inc.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: April 26, 2007

DIGI INTERNATIONAL INC.
By:	/s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
3(a)	Text of Amendments to the By-Laws of Digi International Inc.	Filed Electronically

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